Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of BF Acquisition Group I, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2002 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, William Bosso, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2004

                                   /s/ William Bosso
                                   ------------------------------
                                   William Bosso, President
                                   BF Acquisition Group I, Inc.